Torray Equity Income Fund
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 84.0%	Shares	Value
Consumer Discretionary - 3.8%
Lennar Corp. - Class B	110,000	$13,594,900

Consumer Staples - 4.1%
PepsiCo, Inc.	100,000	14,874,000

Energy - 14.9%
Chevron Corp.	110,000	16,624,300
ONEOK, Inc.	200,000	14,564,000
Phillips 66	161,250	22,084,800
		53,273,100

Financials - 22.0%
American Express Co.	55,285	20,193,952
Blackstone, Inc.	110,000	16,106,200
CNA Financial Corp.	375,000	17,531,250
JPMorgan Chase & Co.	35,865	11,228,614
Marsh & McLennan Cos., Inc.	75,000	13,758,750
		78,818,766

Health Care - 21.6%
AbbVie, Inc.	69,640	15,857,028
Amgen, Inc.	45,000	15,545,700
Pfizer, Inc.	600,000	15,444,000
Royalty Pharma PLC - Class A	397,290	15,899,546
UnitedHealth Group Inc.	45,000	14,839,650
		77,585,924

Information Technology - 9.7%
Broadcom, Inc.	40,000	16,118,400
Texas Instruments, Inc.	110,000	18,509,700
		34,628,100

Real Estate - 3.9%
Prologis, Inc.	110,000	14,138,300

Utilities - 4.0%
NextEra Energy, Inc.	165,000	14,237,850
TOTAL COMMON STOCKS (Cost $212,815,595)		301,150,940

CONVERTIBLE PREFERRED STOCKS - 8.8%	Shares	Value
Financials - 4.1%
KKR & Co., Inc., Series D, 6.25%, 03/01/2028	300,000	14,856,000

Information Technology - 4.7%
Hewlett Packard Enterprise Co., 7.63%, 09/01/2027	275,000	16,819,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $28,700,170)		31,675,000

PREFERRED STOCKS - 3.6%	Shares	Value
Financials - 3.6%
SLM Corp., Series B, 6.00% (3 mo. Term SOFR + 1.96%), Perpetual	175,000	13,018,250
TOTAL PREFERRED STOCKS (Cost $13,183,777)		13,018,250

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 3.2%	Shares	Value
Fidelity Government Portfolio - Institutional Class, 3.97% (a)	11,579,141	11,579,141
TOTAL MONEY MARKET FUNDS (Cost $11,579,141)		11,579,141

TOTAL INVESTMENTS - 99.6% (Cost $266,278,683)		357,423,331
Other Assets in Excess of Liabilities - 0.4%		1,296,363
TOTAL NET ASSETS - 100.0%		$358,719,694

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate

(a)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

The Torray Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$301,150,940	$–	$–	$301,150,940
Convertible Preferred Stocks	31,675,000	–	–	31,675,000
Preferred Stocks	13,018,250	–	–	13,018,250
Money Market Funds	11,579,141	–	–	11,579,141
Total Investments	$357,423,331	$–	$–	$357,423,331

Refer to the Schedule of Investments for further disaggregation of investment categories.